Note 14 - Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2024	Dec. 31, 2023
Notes to Financial Statements
Income Tax Disclosure [Text Block]
14.	INCOME TAXES

For the three and six months ended June 30, 2024, the Company recognized $0 and $2 provision for income taxes, respectively. For the three and six months ended June 30, 2023, the Company recognized $19 and $38 provision for income taxes, respectively. The income tax rates vary from the federal and state statutory rates due to the valuation allowances on the Company's net operating losses and foreign tax rate differences. The Company computes its quarterly income tax provision by using a forecasted annual effective tax rate and adjusts for any discrete items arising during the quarter.

19.	INCOME TAXES

For the years ended December 31, 2023 and 2022, the Company recognized $57 and $58 provision for income taxes, respectively. The provision for the year ended December 31, 2023 was comprised of $3 and $54 in state and foreign taxes, respectively. The provision for the year ended December 31, 2022 was comprised of $9 and $49 in state and foreign taxes, respectively.

The following table presents a reconciliation of the federal statutory rate of 21.0% to the Company's effective tax rate for the periods presented:

	Twelve months ended December 31,
	2023	2022
U.S. federal tax benefit at statutory rate	21.0%	21.0%
State income taxes, net of federal benefit	—%	—%
Non-deductible expenses and other	(0.4)%	(1.0)%
Stock-based compensation	(4.6)%	(2.3)%
Research and development credits	2.3%	3.5%
Foreign rate differential	—%	(4.1)%
Change in valuation allowance, net	(18.4)%	(17.2)%
Effective tax rate	(0.1)%	(0.1)%

For 2023 and 2022, the Company's effective tax rate differs from the amount computed by applying the statutory federal and state income tax rates to net loss before income tax, primarily as the result of state income taxes, R&D credits and changes in the Company's valuation allowance.

Significant components of the Company’s deferred tax assets as of December 31, 2023 and 2022 are presented below (in thousands):

	As of December 31,
	2023	2022
Deferred tax assets:
Net operating loss carryforwards	$69,612	$49,669
Research and development credit carryforward	9,941	7,967
Stock-based compensation	301	1,048
Property and equipment	2,364	234
Operating lease liabilities	4,967	4,435
Section 174 R&D capitalization	14,194	9,053
Other accruals	689	630
Gross deferred tax assets	102,068	73,036
Valuation allowance	(98,840)	(68,868)
Deferred tax assets net of valuation allowance	3,228	4,168
Deferred tax liabilities:
Right-of-use assets	(3,228)	(4,168)
Gross deferred tax liabilities	(3,228)	(4,168)
Total deferred tax assets (liabilities)—net	$—	$—

The Company reports income taxes in accordance with ASC 740, which requires an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, as well as net operating loss and tax credit carryforwards. Deferred tax amounts are determined by using the enacted tax rates expected to be in effect when the temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance reduces the deferred tax assets to the amount that is more likely than not to be realized.

Realization of deferred tax assets is dependent on future earnings, if any, the timing and amount of which are uncertain. The Company has a history of operating losses and has incurred cumulative book losses since its formation. Based upon the history of losses, the Company has determined that it is more likely than not that the net deferred tax assets will not be realized, and accordingly, a full valuation allowance has been recorded. The valuation allowance as of December 31, 2023 was $98,840 which increased from $68,868 at December 31, 2022. The increase in the valuation allowance is primarily due to additional reserve required against net operating losses and research credits generated during the year ended December 31, 2023.

As of December 31, 2023, the Company had $247,802 and $202,887 of federal and state net operating losses available to reduce future taxable income, respectively, of which $12,256 will begin to expire in 2033 for federal tax purposes and $202,887 will begin to expire in 2029 for state tax purposes. Approximately $235,546 of federal net operating loss included above can be carried forward indefinitely.

As of December 31, 2022, the Company had $184,007 and $127,624 of federal and state net operating losses available to reduce future taxable income, which will begin to expire on 2033 for federal and 2029 for state tax purposes.

The Company also has federal and state research and development tax credit carryforwards of $7,591 and $5,829 as of December 31, 2023 and $6,193 and $4,597 as of December 31, 2022. The federal credits begin to expire in 2034 and the state credits have no expiration date.

Under Section 382 of the Internal Revenue Code of 1986, as amended, the Company’s ability to utilize NOL or other tax attributes, such as research tax credits, in any taxable year, may be limited if the Company has experienced an “ownership change.” Generally, a Section 382 ownership change occurs if there is a cumulative increase of more than 50 percentage points in the stock ownership of one or more stockholders or groups of stockholders who owns at least 5% of a corporation’s stock within a specific testing period. Similar rules may apply under state tax laws. Based on the Section 382 analysis performed through December 31, 2021, the Company concluded all of its NOLs and credits would be available to use as of December 31, 2021, however, future changes in ownership may limit the ability to use tax attributes under Section 382.

The following is a tabular reconciliation of the total amounts of unrecognized tax benefits (in thousands):

	Twelve months ended December 31,
	2023	2022
Unrecognized tax benefits as of the beginning of the year	$2,822	$1,681
Increases related to prior year tax provisions	161	182
Increase related to current year tax provisions	497	959
Unrecognized tax benefits as of the end of the year	$3,480	$2,822

The Company recognizes interest and penalties related to income tax matters as a component of income tax expense. As of December 31, 2023 and December 31, 2022 there was no accrued interest nor penalties related to uncertain tax positions.

The Company files income tax returns in the U.S., various state jurisdictions, and foreign jurisdictions. The U.S., state and foreign jurisdictions have statutes of limitations that generally range from three to five years. Due to the Company’s net losses, substantially all of its federal, state and local income tax returns are subject to examination for federal and state purposes since inception. The Company is not currently under examination for federal or state income tax purposes.

Effective for tax years beginning on or after January 1, 2022, pursuant to the Tax Cuts and Jobs Act of 2017, companies are required to capitalize Internal Revenue Code ("IRC") Section 174 research and experimental expenses paid or incurred during the year. These expenses are amortized over 5 years for research and development performed in the United States and over 15 years for expenses related to research and development performed outside of the United States. As a result of the IRC Section 174 research and development capitalization, the Company recognized a deferred tax asset for the future tax benefit of the amortization deductions.